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                                                                 EXHIBIT 23.1




                                          PricewaterhouseCoopers LLP
                                          800 Market Street
                                          St. Louis, MO  63101
                                          Telephone (314) 206-8500



                       CONSENT OF INDEPENDENT ACCOUNTANT


We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-71311) of Anheuser-Busch Companies, Inc. of our report dated July 6, 2001 relating to the financial statements of the Anheuser-Busch Global Employee Stock Purchase Plan, which appears in this Form 11-K.




PricewaterhouseCoopers LLP

St. Louis, Missouri
July 20, 2001